After Recording Return to:

Stinson LLP

50 South Sixth Street, Suite 2600

Minneapolis, MN 55402

Attention:  Tammie S. Ptacek, Partner

Ninth SUPPLEMENTAL INDENTURE
(to that certain Second Amended and Restated Indenture of Trust, dated as of January 20, 2011, as amended)

Dated as of October 30, 2020

BETWEEN

CHUGACH ELECTRIC ASSOCIATION, INC.,
5601 Electron Drive, Anchorage, Alaska 99519,

TRUSTOR

AND

U.S. BANK NATIONAL ASSOCIATION,
1420 Fifth Avenue, 7th Floor, Seattle, Washington 98101
Attn:  Corporate Trust Services,

TRUSTEE

FIRST MORTGAGE OBLIGATIONS

THIS INSTRUMENT CONSTITUTES A DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING COVERING REAL AND PERSONAL PROPERTY (INCLUDING AFTER-ACQUIRED PROPERTY) OF A TRANSMITTING UTILITY, AND CONTAINS A FUTURE ADVANCE PROVISION

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THIS ninth Supplemental INDENTURE OF TRUST (hereinafter called this “Ninth Supplemental Indenture”), dated as of October 30, 2020, is between CHUGACH ELECTRIC ASSOCIATION, INC., an Alaska electric cooperative, as Trustor (hereinafter called the “Company”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, as Trustee (hereinafter called the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company has heretofore executed and delivered to the Trustee a Second Amended and Restated Indenture of Trust, dated as of January 20, 2011, as amended by the First Supplemental Indenture dated as of January 20, 2011, the Second Supplemental Indenture dated as of September 30, 2011, the Third Supplemental Indenture dated as of January 5, 2012, the Fourth Supplemental Indenture dated as of February 3, 2015, the Fifth Supplemental Indenture dated as of June 30, 2016,  the Sixth Supplemental Indenture dated as of March 17, 2017, the Seventh Supplemental Indenture dated as of May 15, 2019, and the Eighth Supplemental Indenture dated as of October 26, 2020 (as so amended, the “Original Indenture,” which is filed of record as shown on Exhibit A hereto), for the purpose of providing for the authentication and delivery of Obligations by the Trustee from time to time under the Original Indenture.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Original Indenture.  The Original Indenture, as heretofore, hereby and hereafter supplemented, may herein be referred to as the “Indenture”;

WHEREAS, the Board of Directors of the Company has authorized and approved the Acquisition and the related financing thereof, and in connection therewith, the Company desires to execute this Ninth Supplemental Indenture for the purpose of adding certain property acquired from the Municipality of Anchorage to Exhibit A to the Indenture, and the Company has complied or will comply with all provisions required in connection therewith provided for in the Indenture;

WHEREAS, Section 13.1 of the Indenture provides that, without the consent of the Holders of any of the Obligations at the time Outstanding, the Company, when authorized by a Board Resolution, and the Trustee, may enter into supplemental indentures for the purposes of and subject to the conditions set forth in such Section 13.1, and this Ninth Supplemental Indenture is permitted pursuant to provisions of Section 13.1(a); and

WHEREAS, the execution and delivery of this Ninth Supplemental Indenture has been in all respects duly authorized;

NOW, THEREFORE, THIS Ninth SUPPLEMENTAL INDENTURE WITNESSETH, that, to secure the payment of the principal of (and premium, if any) and interest on the Outstanding Secured Obligations, to confirm the lien of the Indenture upon the Trust Estate, including property purchased, constructed or otherwise acquired by the Company since the date of execution of the Original Indenture, to secure performance of the covenants therein and herein contained, and in consideration of the premises thereof

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and hereof, the Company by these presents does grant, bargain, sell, alienate, remise, release, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm to the Trustee, and its successors and assigns in the trust created thereby and hereby, in trust, all property, rights, privileges and franchises (other than Excepted Property and Excludable Property) of the Company, whether now owned or hereafter acquired, of the character described in the Granting Clauses of the Indenture, including all such property, rights, privileges and franchises acquired since the date of execution of the Original Indenture, including, without limitation, all of those fee and leasehold interests in real property, if any, which may hereafter be constructed or acquired by it, but subject to all exceptions, reservations and matters of the character therein referred to, and expressly excepting and excluding from the lien and operation of the Indenture all properties of the character specifically excepted as “Excepted Property” or “Excludable Property” in the Indenture to the extent contemplated thereby.

PROVIDED, HOWEVER, that if, upon the occurrence of an Event of Default under the Indenture, the Trustee, or any separate trustee or co-trustee appointed under Section 10.14 of the Indenture or any receiver appointed pursuant to statutory provision or order of court, shall have entered into possession of all or substantially all of the Trust Estate, all the Excepted Property described or referred to in paragraphs (a) through (g), inclusive, of “Excepted Property” in the Indenture then owned or thereafter acquired by the Company, shall immediately, and, in the case of any Excepted Property described or referred to in paragraphs (h) through (k), inclusive, of “Excepted Property” in the Indenture, upon demand of the Trustee or such other trustee or receiver, become subject to the lien of the Indenture to the extent permitted by law, and the Trustee or such other trustee or receiver may, to the extent permitted by law, at the same time likewise take possession thereof, and whenever all Events of Default shall have been cured and the possession of all or substantially all of the Trust Estate shall have been restored to the Company, such Excepted Property shall again be excepted and excluded from the lien of the Indenture to the extent and otherwise as hereinabove set forth and as set forth in the Indenture.

The Company may, however, pursuant to Granting Clause Third of the Indenture, subject to the lien of the Indenture any Excepted Property, whereupon the same shall cease to be Excepted Property.

TO HAVE AND TO HOLD all said property, rights, privileges and franchises hereby and hereafter (by a Supplemental Indenture or otherwise) granted, bargained, sold, alienated, remised, released, conveyed, assigned, transferred, mortgaged, hypothecated, pledged, set over or confirmed as aforesaid, or intended, agreed or covenanted so to be, together with all the tenements, hereditaments and appurtenances thereto appertaining (said properties, rights, privileges and franchises, including any cash and securities hereafter deposited or required to be deposited with the Trustee (other than any such cash which is specifically stated in the Indenture not to be deemed part of the Trust Estate) being part of the Trust Estate), unto the Trustee, and its successors and assigns in the trust herein created, forever.

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SUBJECT, HOWEVER, to (i) Permitted Encumbrances, (ii) to the extent permitted by Section 14.6 of the Indenture, as to property hereafter acquired, (a) any duly recorded or perfected Prior Lien that may exist thereon at the date of the acquisition thereof by the Company, and (b) purchase money mortgages, other purchase money liens, chattel mortgages, security agreements, conditional sales agreements or other title retention agreements created by the Company at the time of acquisition thereof, and (iii) defects of title to and encumbrances on property as shown on Exhibit A of the Indenture and existing on the date hereof.

BUT IN TRUST, NEVERTHELESS, with power of sale, for the equal and proportionate benefit and security of the Holders from time to time of all the Outstanding Secured Obligations without any priority of any such Obligation over any other such Obligation and for the enforcement of the payment of such Obligations in accordance with their terms.

UPON CONDITION that, until the happening of an Event of Default and subject to the provisions of Article 6 of the Indenture and not in limitation of the rights elsewhere provided in the Indenture, the Company shall be permitted and have the right to possess, use, operate and enjoy the Trust Estate, except cash, securities and other personal property deposited, or required to be deposited, with the Trustee and to, explore for, mine, extract, produce and dispose of coal, ore, gas, oil and other minerals or natural resources, to harvest standing timber and to collect, receive and use the rents, issues, profits, revenues and other income, products and proceeds of the Trust Estate or the operation of the property constituting part of the Trust Estate.

AND IT IS HEREBY COVENANTED AND DECLARED that the Trust Estate is to be held and applied by the Trustee, subject to the covenants, conditions and trusts set forth herein and in the Indenture, and the Company does hereby covenant and agree to and with the Trustee, for the equal and proportionate benefit of all Holders of the Outstanding Secured Obligations, as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions.

All words and phrases defined in the Indenture shall have the same meaning in this Ninth Supplemental Indenture, including any exhibit hereto, except as otherwise appears herein and in this Article or unless the context clearly requires otherwise.  In addition, the following terms have the following meaning in this Ninth Supplemental Indenture unless the context clearly requires otherwise.

“Acquisition” means the consummation by the Company of the acquisition of the assets of Municipal Light & Power from the Municipality of Anchorage pursuant to the

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Asset Purchase and Sale Agreement,  dated effective December 28, 2018, between the Company and the Municipality of Anchorage, Alaska, as amended and in effect from time to time.

ARTICLE II

THE SUBJECT PROPERTY AND
CERTAIN PROVISIONS RELATING THERETO

Section 2.1 Subject Property.   The Company’s interest in the property legally described in Exhibit B attached hereto (other than Permitted Exceptions described in such Exhibit B), including the Company’s interest in all improvements thereon and appurtenances thereto, is in all respects subject to the lien of the Indenture in the same manner and to the same extent as all other property legally described in Exhibit A to the Indenture.

Section 2.2 Amendments. Exhibit A to the Indenture is hereby amended to include the additional property and Permitted Exceptions set forth in Exhibit B attached hereto.
ARTICLE III

OUTSTANDING SECURED OBLIGATIONS

Section 3.1 Principal Amount Presently To Be Outstanding.   The Obligations Outstanding under the Indenture as of the date hereof consist of: $178,999,997 aggregate principal amount of First Mortgage Bonds, 2011 Series A; $162,000,000 aggregate principal amount of First Mortgage Bonds, 2012 Series A; $30,552,000 aggregate principal amount of 2016 CoBank Note; $34,000,000 aggregate principal amount of First Mortgage Bonds, 2017 Series A; $75,000,000 aggregate principal amount of First Mortgage Bonds, 2019 Series A; and $800,000,000 aggregate principal amount of First Mortgage Bonds, 2020 Series A issued pursuant to the Eighth Supplemental Indenture.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Supplemental Indenture.  This Ninth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture, and shall form a part thereof, and the Indenture, as hereby supplemented, modified, and amended, is hereby confirmed.

Section 4.2 Recitals.  All recitals in this Ninth Supplemental Indenture are made by the Company only and not by the Trustee and are incorporated herein; and all of the provisions contained in the Original Indenture, in respect of the rights, privileges,

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immunities, powers and duties of the Trustee shall be applicable in respect hereof as fully and with like effect as if set forth herein in full.

Section 4.3 Successors and Assigns.    Whenever in this Ninth Supplemental Indenture any of the parties hereto is named or referred to, this shall, subject to the provisions of Articles 10 and 12 of the Indenture, be deemed to include the successors and assigns of such party, and all the covenants and agreements contained in this Ninth Supplemental Indenture by or on behalf of the Company, or by or on behalf of the Trustee, shall, subject as aforesaid, bind and inure to the respective benefits of the respective successors and assigns of such parties, whether so expressed or not.

Section 4.4 No Rights, Remedies, Etc.  Nothing in this Ninth Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the Holders of the Outstanding Secured Obligations, any right, remedy or claim under or by reason of this Ninth Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Ninth Supplemental Indenture contained by or on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto, and of the Holders of Outstanding Secured Obligations.

Section 4.5 Severability.  Any provision of this Ninth Supplemental Indenture held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 4.6 Governing Law. This Ninth Supplemental Indenture shall be construed in accordance with and governed by the law of the State of Alaska.

Section 4.7 Counterparts.    This Ninth Supplemental Indenture may be executed in several counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts, or as many of them as the Company and the Trustee shall preserve undestroyed, shall together constitute but one and the same instrument.  Facsimile signatures and signature pages provided in the form of a “pdf” or similar imaged document transmitted by electronic transmission (including .jpeg file or any electronic signature complying with the U.S. federal ESIGN Act of 2000, including Orbit, Adobe Sign, DocuSign, or any other similar platform identified by the Company and reasonably available at no undue burden or expense to the Trustee) shall be deemed original signatures for all purposes hereunder.  Any electronically signed document delivered via email from a person purporting to be an authorized officer shall be considered signed or executed by such authorized officer on behalf of the applicable Person. The Trustee shall have no duty to inquire into or investigate the authenticity or authorization of any such electronic

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signature and shall be entitled to conclusively rely on any such electronic signature without any liability with respect thereto.

Section 4.8 Security Agreement; Mailing Address.  To the extent permitted by applicable law, this Ninth Supplemental Indenture shall be deemed to be a security agreement and financing statement whereby the Company grants to the Trustee a security interest in all of the Trust Estate that is personal property or fixtures under the Uniform Commercial Code.

The mailing address of the Company, as debtor, is:

Chugach Electric Association, Inc.
5601 Electron Drive
Anchorage, Alaska  99519

and the mailing address of the Trustee, as secured party, is:

U.S. Bank National Association, as Trustee

1420 Fifth Avenue, 7th Floor
Seattle, Washington  98101
Attention: Corporate Trust Services

Additionally, this Ninth Supplemental Indenture shall, if appropriate, be an amendment to the financing documents previously filed in connection with the Indenture.  The Company is authorized to execute and file as appropriate instruments under the Uniform Commercial Code to either create a security interest or amend any security interest heretofore created.

 [Remainder of page intentionally left blank; signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Ninth Supplemental Indenture of Trust to be duly executed as of the day and year first above written.

CHUGACH ELECTRIC ASSOCIATION, INC.,
an Alaska electric cooperative
By:	/s/ Sherri L. Highers
	Name:	Sherri L. Highers
	Title:	Executive Vice President
Finance and Administration
and Chief Financial Officer

STATE OF ALASKA)

) ss.

THIRD JUDICIAL DISTRICT)

On this 8th day of October,  2020, before me, a Notary Public in and for the State of Alaska, personally appeared Sherri L. Highers, to me known to be the Executive Vice President,  Finance and Administration  and Chief Financial Officer of CHUGACH ELECTRIC ASSOCIATION, INC., the electric cooperative that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said electric cooperative for the uses and purposes therein mentioned and on oath stated that s/he was authorized to execute said instrument on behalf of said electric cooperative.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

/s/ Laurel A Foster.
Print name:	Laurel A. Foster
Notary Public in and for the State of Alaska, residing
at	Anchorage, Alaska
My commission expires:	August 30, 2023

U.S. BANK NATIONAL ASSOCIATION,
a national banking association,
as Trustee
By:	/s/ Thomas Zrust
	Name:	Thomas Zrust
	Title:	Vice President

STATE OF WASHINGTON)

) ss.

COUNTY OF KING)

On this 16th day of October,  2020, before me, a Notary Public in and for the State of Washington, personally appeared Thomas Zrust, to me known to be the Vice President of U.S. BANK NATIONAL ASSOCIATION, the national banking association that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said national banking association for the uses and purposes therein mentioned and on oath stated that s/he was authorized to execute said instrument on behalf of said national banking association.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

/s/ Craig Douglas Ferguson
Print name:	Craig Douglas Ferguson
Notary Public in and for the State of Washington, residing
at	Seattle, WA
My commission expires:	03-26-2022

EXHIBIT A

SCHEDULE OF RECORDING INFORMATION

Document	Recording District	Recording Date.	Recording No.
Indenture of Trust	Anchorage Kenai Palmer Seward	September 25, 1991 September 25, 1991 September 25, 1991 September 25, 1991	Book 2195, Page 178 Book 389, Page 637 Book 663, Page 167 Book 62, Page 351
Second Amended and Restated Indenture of Trust	Anchorage Kenai Palmer Seward	January 20, 2011 January 20, 2011 January 20, 2011 January 20, 2011	2011-003688-0 2011-000608-0 2011-001410-0 2011-000062-0
First Supplemental Indenture to Second Amended and Restated Indenture of Trust	Anchorage Kenai Palmer Seward	January 20, 2011 January 20, 2011 January 20, 2011 January 20, 2011	2011-003689-0 2011-000609-0 2011-001411-0 2011-000063-0
Second Supplemental Indenture to Second Amended and Restated Indenture of Trust	Anchorage Kenai Palmer Seward	October 10, 2011 October 10, 2011 October 10, 2011 October 10, 2011	2011-048750-0 2011-009565-0 2011-019671-0 2011-001198-0
Third Supplemental Indenture to Second Amended and Restated Indenture of Trust	Anchorage Kenai Palmer Seward	January 10, 2012 January 10, 2012 January 10, 2012 January 10, 2012	2012-001554-0 2012-000310-0 2012-000586-0 2012-000029-0
Fourth Supplemental Indenture to Second Amended and Restated Indenture of Trust	Anchorage Kenai Palmer Seward	February 9, 2015 February 9, 2015 February 9, 2015 February 9, 2015	2015-005159-0 2015-000906-0 2015-002154-0 2015-000090-0
Fifth Supplemental Indenture to Second Amended and Restated Indenture of Trust	Anchorage Kenai Palmer Seward	June 29, 2016 June 29, 2016 June 29, 2016 June 29, 2016	2016-026065-0 2016-005600-0 2016-013143-0 2016-000626-0

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Sixth Supplemental Indenture to Second Amended and Restated Indenture of Trust	Anchorage Kenai Palmer Seward	March 16, 2017 March 16, 2017 March 16, 2017 March 16, 2017	2017-009779-0 2017-001625-0 2017-004701-0 2017-000235-0
Seventh Supplemental Indenture to Second Amended and Restated Indenture of Trust	Anchorage Kenai Palmer Seward	May 14, 2019 May 14, 2019 May 14, 2019 May 14, 2019	2019-015412-0 2019-003894-0 2019-009399-0 2019-000461-0
Eighth Supplemental Indenture to Second Amended and Restated Indenture of Trust	Anchorage Kenai Palmer Seward	October 22, 2020 October 22, 2020 October 22, 2020 October 22, 2020	2020-049881-0 2020-010457-0 2020-027077-0 2020-001173-0

A-2

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EXHIBIT B

TO NINTH SUPPLEMENTAL INDENTURE OF TRUST

(ADDITIONAL REAL PROPERTY INCLUDED IN TRUST ESTATE AND PERMITTED EXCEPTIONS)

Additional Real Property Included in Trust Estate

Parcel 36 – 201 East 2nd Avenue, Anchorage, AK (File #3499893)

Lot 7B and 8A, Block 120, DOWNTOWN ANCHORAGE URBAN RENEWAL AREA, according to the official plat thereof, filed under Plat Number 78-170, Records of the Anchorage Recording District, Third Judicial District, State of Alaska.

Parcel 37 - 13th & Gambell Street, Anchorage, AK (File #3513955)

The West Forty-seven feet (W 47’) of Lot 3, Block 18D, THIRD ADDITION TO THE TOWNSITE OF ANCHORAGE, according to the official plat thereof, filed under Plat Number C-10A, Records of the Anchorage Recording District, Third Judicial District, State of Alaska.

Parcel 38 - 2235 Arctic Boulevard, Anchorage, AK (File #3520670)

Lot 7A, METEOR HEIGHTS, according to the official plat thereof, filed under Plat Number 84-143, Records of the Anchorage Recording District, Third Judicial District, State of Alaska.

Parcel 39 – 101 North Sitka Street, Anchorage, AK (File #3524613)

Lot 12, Block 1, ANCHORAGE INDUSTRIAL PARK SUBDIVISION, according to the official plat thereof, filed under Plat Number 67-115, Records of the Anchorage Recording District, Third Judicial District, State of Alaska.

Parcel 40 -  1010 East 1st Avenue, Anchorage, AK (File #3524628)

The Middle 220 feet of Block Thirty-four “A” (34-A), EAST ADDITION TO THE TOWNSITE OF ANCHORAGE, according to the official records of the Anchorage Recording District, Third Judicial District, State of Alaska, and more particularly described as follows:

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Beginning at a point on the South boundary of Block 34-A, 220 feet from the SE corner of said tract; thence North a distance of 300 feet to a point of the North boundary of said tract, 220 feet from the Northeast corner thereof; thence West a distance of 220 feet; thence South along the East boundary of Lot 2, Block 34A, East Addition (Plat 68—32) a distance of 300 feet to the South boundary of said tract; thence East a distance of 220 feet to the point of beginning, within the Anchorage Recording District, Third Judicial District, State of Alaska.

Parcel 41 - 1040 East 1st Avenue, Anchorage, AK (File #3524642)

The East 220 feet of Block 34A, EAST ADDITION TO TOWNSITE OF ANCHORAGE, according to the official records of the Anchorage Recording District, Third Judicial District, State of Alaska, and more particularly described as follows:

Beginning at a point on the South boundary line of said Block 34-A, which bears Westerly thereon, a distance of 220 feet from the Southeast corner of said Block 34-A; thence North, a distance of 300 feet, to a point on the North line of said Block 34-A, which bears Westerly thereon, a distance of 220 feet from the Northeast corner of said Block 34-A; thence East, along said North line, a distance of 220 feet, to said Northeast corner; thence South, along the East line of said Block 34-A, a distance of 300 feet, to the Southeast corner thereof; thence West, along the South line of said Block 34-A, a distance of 220 feet, to the point of beginning.

Parcel 42 - 1120 East 1st Avenue, Anchorage, AK (File #3524652)

Tract "A", Block 33A, EAST ADDITION TO THE TOWNSITE OF ANCHORAGE, according to the official plat thereof, filed under Plat Number 65-180, Records of the Anchorage Recording District, Third Judicial District, State of Alaska.

Parcel 43 - 1200 East 1st Avenue, Anchorage, AK (File #3524662)

Tract "A", Block 33B, EAST ADDITION TO THE TOWNSITE OF ANCHORAGE, according to the official plat thereof, filed under Plat Number 65-180, Records of the Anchorage Recording District, Third Judicial District, State of Alaska;

EXCEPTING THEREFROM that portion conveyed to State of Alaska, Department of Transportation and Public Facilities by Warranty Deed recorded September 18, 1990 in Book 2076 at Page 876 and Corrective Warranty Deed recorded December 19, 1991 in Book 2222 at Page 802.

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Parcel 44 - 1121 and 1201 East 1st Avenue, Anchorage, AK (File # 3539773)

Lot 5A, Block 39D, EAST ADDITION, TOWNSITE OF ANCHORAGE, according to the official plat thereof, filed under Plat Number C-225, Records of the Anchorage Recording District, Third Judicial District, State of Alaska;

EXCEPTING THEREFROM that portion conveyed to State of Alaska, Department of Transportation and Public Facilities, by Warranty Deed recorded September 18, 1990 in Book 2076 at Page 878 and Correction Warranty Deed recorded November 15, 1990 in Book 2099 at Page 69.

Parcel 45 - East 1st Avenue, Anchorage, AK (File #3539826)

Lot 1A1, Block 39D, EAST ADDITION TO THE A.O.T., according to the official plat thereof, filed under Plat Number 79-148, Records of the Anchorage Recording District, Third Judicial District, State of Alaska.

Parcel 46 - 821 East 1st Avenue, Anchorage, AK (File #3550644)

Lot 2A1, Block 39D, EAST ADDITION TO THE A.O.T., according to the official plat thereof, filed under Plat Number 79-148, Records of the Anchorage Recording District, Third Judicial District, State of Alaska.

Parcel 47 - 310 Karluk Street, Anchorage, AK (File #3550657)

Lot 1, Block 27A, EAST ADDITION TO ANCHORAGE TOWNSITE ALASKA, U.S. SURVEY NO. 408, according to the Official Records of the Anchorage Recording District, Third Judicial District, State of Alaska.

Parcel 48 - 1005 East 4th Avenue, Anchorage, AK (File #3550665)

Lot 2, Block 27A, EAST ADDITION TO ANCHORAGE TOWNSITE ALASKA, U.S. SURVEY NO. 408, according to the Official Records of the Anchorage Recording District, Third Judicial District, State of Alaska.

Parcel 49 - 204 Post Road, Anchorage, AK (File #3550674)

Tract A, Block 33C, of the subdivision plat called LOT 1 & TRACT A, BLOCK 33C; and Lot 1-A, Block 34B, of U.S. SURVEY NO. 408 (EAST ADDITION TO ANCHORAGE TOWNSITE), according to the official plat thereof, filed under Plat Number 84-374, Records of the Anchorage Recording District, Third Judicial District, State of Alaska.

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Parcel 50 - 1301 South Bragaw Street, Anchorage, AK (File #3550696)

That portion of the Northwest one-quarter (NW1/4) of Section 22, Township 13 North, Range 3 West, Seward Meridian, records of the Anchorage Recording District, Third Judicial District, State of Alaska, more particularly described as follows:

Beginning at the Northwest corner of said Section 22; thence easterly along the section line for a distance of 209 feet; thence Southerly 209 feet; thence Westerly 209 feet; thence Northerly 209 feet to the point of beginning; also known as CEA Tract, according to Plat P-389.

Parcel 51 - 2970 Bering Street, Anchorage, AK (File #3550732)

Lot 7A, Block 5, NORTHERN LIGHTS SUBDIVISION, according to the official plat thereof, filed under Plat Number 2013-75, Records of the Anchorage Recording District, Third Judicial District, State of Alaska.

Parcel 52 - Northern Lights & Eureka, Anchorage, AK (File #3550745)

Lots 23 and 24, ARTHUR H. EIDE, SR. SUBDIVISION, according to the official plat thereof, filed under Plat Number P-55, Records of the Anchorage Recording District, Third Judicial District, State of Alaska.

Parcel 53 – No street address (vacant parcel west of Oberg Road and north of Bernie Avenue, Chugiak) (File #3559897)

Lot 40, Section 9, Township 15 North, Range 1 West, Seward Meridian, Anchorage Recording District, Third Judicial District, State of Alaska.

Parcel 54 – No street address (vacant parcel northeast of James Way and Glenn Hwy, Eagle River, AK) (File #3550828)

Lot 146, Section 25, Township 15 North, Range 2 West, Seward Meridian, situated within the Anchorage Recording District, Third Judicial District, State of Alaska,

EXCEPTING THEREFROM those portions conveyed to the State of Alaska by Warranty Deed recorded October 24, 1967, Book 354 Page 233, and by Declaration of Taking recorded May 22, 1968, Misc. Book 161 Page 431.

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Parcel 55 – 8610 Bald Eagle Drive, Anchorage, AK (File #3550844)

Tract B, AWWU-ML&P FACILITY SUBDIVISION TRACTS A, B & C, according to the official plat thereof, filed under Plat Number 2020-22, on April 10, 2020, Records of the Anchorage Recording District, Third Judicial District, State of Alaska.

Permitted Exceptions

Affects Parcel 36 – 201 East 2nd Avenue, Anchorage, AK (File #3499893)

337.	Reservations or exceptions in patents or in acts authorizing the issuance thereof.

Recording Information:April 7, 1922 in Book 8, Page 184

338.	Reservations or exceptions in patents or in acts authorizing the issuance thereof.

Recording Information:February 3, 1923 in Book 9, Page 208

339.	The effect of the notes which appear on the plat of said subdivision.
340.	Verification of Nonconforming Status, including terms and provisions thereof.

Recording Information:June 5, 2020 under Serial Number 2020-022925-0

341.	Notice of Zoning Action, including terms and provisions thereof.

Recording Information:July 21, 2020

Affects Parcel 37 - 13th & Gambell Street, Anchorage, AK (File #3513955)

342.	Reservations or exceptions in patents or in acts authorizing the issuance thereof.
343.	Easement, including terms and provisions contained therein:

Recording Information:July 31, 1948 in Book ? Page 14

In Favor of:Inlet Power and Light Company

For:Electric lines and appurtenances thereto

Affects:See Instrument

Affects Parcel 38 - 2235 Arctic Boulevard, Anchorage, AK (File #3520670)

344.	Reservations or exceptions in patents or in acts authorizing the issuance thereof.

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345.	The effect of the notes which appear on the plat of said subdivision.
346.	Slope easements as dedicated and reserved on the plat of said subdivision as follows:

"There shall be reserved adjacent to the dedicated streets shown hereon a slope reservation easement sufficient to contain cut and fill slopes of 1.5 feet horizontal for each 1 foot vertical (1.5 to 1) of cut or fill for the purpose of providing and maintaining the lateral support of the constructed streets. There is reserved to the grantors, their successors and assigns, the right to use such areas at any time upon providing and maintaining other adequate lateral support, as approved by the Municipality."

347.	Easements as dedicated and shown on the plat of said subdivision.
348.	Notice of Zoning Action, including terms and provisions thereof.

Recording Information:July 13, 1993 in Book 927, Page 159

349.	Verification of Nonconforming Status, including terms and provisions thereof.

Recording Information:June 5, 2020 under Serial Number 2020-022922-0

Affects Parcel 39 – 101 North Sitka Street, Anchorage, AK (File #3524613)

350.	Reservations or exceptions in Patent Number 1168119, or in acts authorizing the issuance thereof.
351.

Right of Way Easement, including the terms and provisions thereof, granted to Chugach Electric Association, Inc., and its assigns and/or successors in interest, to construct, operate and maintain an electric transmission and/or telephone distribution line or system by instrument

Recording Information:January 27, 1954 in Book 101 at Page 124

Affects:Blanket Easement

And amendments thereto,

Recording Information:March 12, 1963 in Book 64 at Page 195

352.	Easement, including terms and provisions contained therein:

Recording Information:April 27, 1994, in Book 2641 at Page 264

In Favor of:The Municipality of Anchorage dba Municipal Light and Power

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For:Electrical transmission and distribution lines and appurtenances thereto

Affects:The South 15 feet of the North 27 feet of the West 15 feet

353.	The effect of the covenant and notes which appear on the plats of said subdivision.
354.	Slope easements as dedicated and reserved on the plat of said subdivision as follows (Affects Parcel No. 1):

"There shall be reserved adjacent to the dedicated streets shown hereon a slope reservation easement sufficient to contain cut and fill slopes of 1.5 feet horizontal for each 1 foot vertical (1.5 to 1) of cut or fill for the purpose of providing and maintaining the lateral support of the constructed streets. There is reserved to the grantors, their successors and assigns, the right to use such areas at any time upon providing and maintaining other adequate lateral support, as approved by the Municipality."

355.	Easements as dedicated and shown on the plats of said subdivision.
356.	The terms and provisions contained in the document entitled "Verification of Nonconforming Status"

Recording Information:June 5, 2020 under Serial Number 2020-022917-0

Affects Parcel 40 -  1010 East 1st Avenue, Anchorage, AK (File #3524628)

357.	Reservations or exceptions in patents or in acts authorizing the issuance thereof.
358.	Easement, including terms and provisions contained therein:

Recording Information:May 15, 1964 in Book 85 Page 28

In Favor of:City of Anchorage

For:Down guy and anchor assembly

Affects:See instrument for exact location

359.	Easement, including terms and provisions contained therein:

Recording Information:December 17, 1976, in Book 154 Page 819

In Favor of:City of Anchorage

For:City Electric lines or system and/or telephone lines

Affects:See instrument for exact location

360.	Easement, including terms and provisions contained therein:

Recording Information:December 17, 1976, in Book 154 Page 820

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In Favor of:Anchorage, a municipal corporation

For:Air Space Easement

Affects:See instrument for exact location

361.	Easement, including terms and provisions contained therein:

Recording Information:December 17, 1976, in Book 154 Page 821

In Favor of:Anchorage, a municipal corporation

For:Air Space Easement

Affects:See instrument for exact location

362.	Easement, including terms and provisions contained therein:

Recording Information:December 17, 1976, in Book 154 Page 822

In Favor of:Anchorage, a municipal corporation

For:Air Space Easement

Affects:See instrument for exact location

363.	Easement, including terms and provisions contained therein:

Recording Information:December 17, 1976, Book 154 Page 823

In Favor of:Anchorage, a municipal corporation

For:Electric lines or system and/or telephone lines

Affects:See instrument for exact location

364.	Easement, including terms and provisions contained therein:

Recording Information:December 17, 1976, Book 154 Page 824

In Favor of:Anchorage, a municipal corporation

For:Electric lines or system and/or telephone lines

Affects:See instrument for exact location

365.	Easement, including terms and provisions contained therein:

Recording Information:December 17, 1976, in Book 154 Page 825

In Favor of:Anchorage, a municipal corporation

For:Electric lines or system and/or telephone lines

Affects:See instrument for exact location

366.	The terms and provisions contained in the document entitled "Release"

Recording Information:December 17, 1976, in Book 154 Page 827

367.	The terms and provisions contained in the document entitled "Release"

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Recording Information:December 17, 1976, in Book 154 Page 837

Affects Parcel 41 - 1040 East 1st Avenue, Anchorage, AK (File #3524642)

368.	Reservations or exceptions in patents or in acts authorizing the issuance thereof.
369.	The terms and provisions contained in the document entitled "Notice of Environmental Soil and Groundwater Contamination"

Recording Information:April 26, 2004, under Serial Number 2004-028683-0

Affects Parcel 42 - 1120 East 1st Avenue, Anchorage, AK (File #3524652)

370.	Reservations or exceptions in patents or in acts authorizing the issuance thereof.
371.	The effect of the notes which appear on the plat of said subdivision.
372.	The terms and provisions contained in the document entitled "Notice of Environmental Contamination and Institutional Controls"

Recording Information:December 6, 2017 under Serial Number 2017-050289-0

Affects Parcel 43 - 1200 East 1st Avenue, Anchorage, AK (File #3524662)

373.	Reservations or exceptions in patents or in acts authorizing the issuance thereof.
374.	Reservation of all oil, gas and mineral rights as reserved in an instrument

Recording Information:March 16, 1956, IN Book 218 Page 169

375.	The effect of the notes which appear on the plat of said subdivision.
376.	Easements as dedicated and shown on the plat of said subdivision.
377.	Resolution No. 84-247 for confirming and levying assessments for street improvements in Special Assessment District Number 4P80, including the terms, provisions and assessments therein,

Recording Information:November 30, 1984, in Book 1195 Page 54

378.	Resolution No. 90-194 for confirming and levying assessments for sewer improvements in Special Assessment District Number 20, including the terms, provisions and assessments therein,

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Recording Information:September 10, 1990, in Book 2073 Page 811

379.	All matters, including dedications, notes, restrictions and easements shown or disclosed by Right of Way Map 99-25, recorded March 30, 1999.
380.	The terms and provisions contained in the document entitled "Statement of Intent"

Recording Information:February 27, 2001, in Book 3777 Page 967

Affects Parcel 44 - 1121 and 1201 East 1st Avenue, Anchorage, AK (File # 3539773)

381.	Unpatented mining claims; reservations or exceptions in patents or in Acts authorizing the issuance thereof; water rights, claims or title to water.
382.

Right of Way Easement, including the terms and provisions thereof, granted to Chugach Electric Association, Inc., and its assigns and/or successors in interest, to construct, operate and maintain an electric transmission and/or telephone distribution line or system by instrument

Recording Information:January 27, 1954, IN Book 101 Page 124

Affects:Blanket Easement

Letter of Permission to attach telephone lines and the terms and conditions thereof:

Between:Chugach Electric Association, Inc.

And:City of Anchorage

Recording Information:March 12, 1963 in Misc. Book 64 at Page 195

License for Use of Easement and the terms and conditions thereof:

Between:Chugach Electric Association, Inc.

And:Municipality of Anchorage d/b/a Anchorage Municipal Light and Power

Recording Information:June 5, 1986 in Book 1433 at Page 404

383.	Contract No. 14-25-003-2210 Spur Tract Agreement and the terms and conditions thereof:

Between:United States Department of Interior

And:the Alaska Railroad and City of Anchorage

Recording Information:December 11, 1961 in Misc. Book 38 at Page 332

384.	Permit including the terms and provisions thereof:

For:                                    Permission to construct, operate and maintain an underground telephone cable line of lines under the

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Alaska Railroad's Industry tract in the vicinity of First Avenue and Post Road

Recording Information:July 8, 1965 in Misc. Book 108 at Page 139

Executed by:Alaska Railroad (Permitter) and City of Anchorage (Permittee)

385.	Easements as dedicated and shown on the plat of said subdivision.
386.	Easement, including terms and provisions contained therein:

Recording Information:December 11, 1990 in Book 2106 at Page 651

In Favor of:Enstar Natural Gas Company

For:Transportation of natural gas

Affects:See instrument

387.	Intravogernmental Right of way Permit, including terms and conditions contained therein:

Granted to:Department of Project Management & Engineering, a Municipal agency

For:Public bike path

Recording Information:August 17, 2004, under Serial Number 2004-061736-0

388.	Easement, including terms and provisions contained therein:

Recording Information:September 15, 2005 under Serial Number 2005-066402-0

In Favor of:Enstar Natural Gas Company

For:Transportation of natural gas

Affects:See instrument

389.

All matters, including dedications, notes, restrictions and easements, if any, shown or disclosed by the Right of Way Map, Record of Survey of Ship Creek Trail filed May 23, 2011 under Plat Number 2011-41 and October 5, 2012 under Plat Number 2012-75.

Affects Parcel 45 - East 1st Avenue, Anchorage, AK (File #3539826)

390.	Unpatented mining claims; reservations or exceptions in patents or in Acts authorizing the issuance thereof; water rights, claims or title to water.
391.

Right of Way Easement, including the terms and provisions thereof, granted to Chugach Electric Association, Inc., and its assigns and/or successors in interest, to construct, operate and maintain an electric transmission and/or telephone distribution line or system by instrument

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Recording Information:January 27, 1954, in Book 101 Page 124

Affects:Blanket Easement

Letter of Permission to attach telephone lines and the terms and conditions thereof:

Between:Chugach Electric Association, Inc.

And:City of Anchorage

Recording Information:March 12, 1963 in Misc. Book 64 at Page 195

License for Use of Easement and the terms and conditions thereof:

Between:Chugach Electric Association, Inc.

And:Municipality of Anchorage d/b/a Anchorage Municipal

Light and Power

Recording Information:June 5, 1986 in Book 1433 at Page 404

392.	Contract No. 14-25-003-2210 Spur Tract Agreement and the terms and conditions thereof:

Between:United States Department of Interior

And:the Alaska Railroad and City of Anchorage

Recording Information:December 11, 1961 in Misc. Book 38 at Page 332

393.	Easements as dedicated and shown on the plat of said subdivision.
394.	Slope easements as dedicated and reserved on the plat of said subdivision as follows:

"There shall be reserved adjacent to the dedicated streets shown hereon a slope reservation easement sufficient to contain cut and fill slopes of 1.5 feet horizontal for each 1 foot vertical (1.5 to 1) of cut or fill for the purpose of providing and maintaining the lateral support of the constructed streets. There is reserved to the grantors, their successors and assigns, the right to use such areas at any time upon providing and maintaining other adequate lateral support, as approved by the Municipality."

395.	Intragovernmental Air Space Permit, including terms and conditions contained therein:

Granted to:Municipal Light and Power

For:Electric transmission line and appurtenances thereto

Recording Information:December 9, 1983, in Book 1015 Page 662

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Affects Parcel 46 - 821 East 1st Avenue, Anchorage, AK (File #3550644)

396.	Unpatented mining claims; reservations or exceptions in patents or in Acts authorizing the issuance thereof; water rights, claims or title to water.
397.

Right of Way Easement, including the terms and provisions thereof, granted to Chugach Electric Association, Inc., and its assigns and/or successors in interest, to construct, operate and maintain an electric transmission and/or telephone distribution line or system by instrument

Recording Information:January 27, 1954, in Book 101 Page 124

Affects:Blanket Easement

Letter of Permission to attach telephone lines and the terms and conditions thereof:

Between:Chugach Electric Association, Inc.

And:City of Anchorage

Recording Information:March 12, 1963 in Misc. Book 64 at Page 195

License for Use of Easement and the terms and conditions thereof:

Between:Chugach Electric Association, Inc.

And:Municipality of Anchorage d/b/a Anchorage Municipal Light and Power

Recording Information:June 5, 1986 in Book 1433 at Page 404

398.	Contract No. 14-25-003-2210 Spur Tract Agreement and the terms and conditions thereof:

Between:United States Department of Interior

And:the Alaska Railroad and City of Anchorage

Recording Information:December 11, 1961 in Misc. Book 38 at Page 332

399.	Easements as dedicated and shown on the plat of said subdivision.
400.	Slope easements as dedicated and reserved on the plat of said subdivision as follows:

"There shall be reserved adjacent to the dedicated streets shown hereon a slope reservation easement sufficient to contain cut and fill slopes of 1.5 feet horizontal for each 1 foot vertical (1.5 to 1) of cut or fill for the purpose of providing and maintaining the lateral support of the constructed streets. There is reserved to the grantors, their successors and assigns, the right to use such areas at any time upon providing and maintaining other adequate lateral support, as approved by the Municipality."

CORE/2065927.0021/162708439.1

401.

Resolution No. 89-7 for Sewer Improvements in Special Assessment District to be known as Permission-to-Enter 88-3 Special Assessment District Number 20, including the terms, provisions and assessments therein,

Recording Information:February 24, 1989 in Book 1866 Page 954

And amendment thereto,

Recording Information:August 2, 1989, in Book 1931 Page 416

402.	Notice of PCB Remediation Waste including the terms and provisions thereof:

Dated:June 25, 2010

Recording Information:June 29, 2010 under Serial Number 2010-031075-0

Executed by:Municipality of Anchorage

Affects Parcel 47 - 310 Karluk Street, Anchorage, AK (File #3550657)

403.	Reservations or exceptions in patents or in acts authorizing the issuance thereof.

Recording Information:April 22, 1958 in Book 159 Page 92

404.

Right of Way Easement, including the terms and provisions thereof, granted to Chugach Electric Association, Inc., and its assigns and/or successors in interest, to construct, operate and maintain an electric transmission and/or telephone distribution line or system by instrument

Recording Information:January 27, 1954, in Book 101 Page 124

Affects:Blanket Easement

Letter of Permission to attach telephone lines and the terms and conditions thereof:

Between:Chugach Electric Association, Inc.

And:City of Anchorage

Recording Information:March 12, 1963 in Misc. Book 64 at Page 195

License for Use of Easement and the terms and conditions thereof:

Between:Chugach Electric Association, Inc.

And:Municipality of Anchorage d/b/a Anchorage Municipal Light and Power

Recording Information:June 5, 1986 in Book 1433 at Page 404

405.	Rights of the public and/or governmental agencies in and to any portion of the above described real property lying within any roadway or public easement areas.
406.	Easement, including terms and provisions contained therein:

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Recording Information:May 3, 1967 in Lien Book 33 at Page 287

In Favor of:City of Anchorage

For:Public Use

Affects:North 5 feet

407.

Resolution No. 88-176 for Sewer Improvement in Special Assessment District known as Permission-to-Enter 88-20 Special Assessment District Number 20, including the terms, provisions and assessments therein,

Recording Information:October 5, 1988, in Book 1795 Page 529

408.	Resolution No. 96-165 for Water line Construction of the East Fourth Avenue, Ingra to LaTouche eventual assessment against benefited property, including the terms, provisions and assessments therein,

Recording Information:December 31, 1996 Book 3013 Page 626

Affects Parcel 48 - 1005 East 4th Avenue, Anchorage, AK (File #3550665)

409.	Reservations or exceptions in patents or in acts authorizing the issuance thereof.

Recording Information:April 22, 1958, in Book 159 Page 92

410.

Right of Way Easement, including the terms and provisions thereof, granted to Chugach Electric Association, Inc., and its assigns and/or successors in interest, to construct, operate and maintain an electric transmission and/or telephone distribution line or system by instrument

Recording Information:January 27, 1954, in Book 101 Page 124

Affects:Blanket Easement

Letter of Permission to attach telephone lines and the terms and conditions thereof:

Between:Chugach Electric Association, Inc.

And:City of Anchorage

Recording Information:March 12, 1963 in Misc. Book 64 at Page 195

License for Use of Easement and the terms and conditions thereof:

Between:Chugach Electric Association, Inc.

And:Municipality of Anchorage d/b/a Anchorage Municipal Light and Power

Recording Information:June 5, 1986 in Book 1433 at Page 404

411.	Rights of the public and/or governmental agencies in and to any portion of the above described real property lying within any roadway or public easement areas.

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412.	Easement, including terms and provisions contained therein:

Recording Information:May 3, 1967 in Lien Book 33 at Page 287

In Favor of:City of Anchorage

For:Public Use

Affects:North 5 feet and a portion-see instrument

413.	Easement, including terms and provisions contained therein:

Recording Information:July 2, 1982 in Book 750 at Page 222

In Favor of:Anchorage, D/B/A Municipal Light and Power

For:Air Space

Affects:See instrument

414.	Resolution No. 96-165 for Water line Construction of the East Fourth Avenue, Ingra to LaTouche eventual assessment against benefited property, including the terms, provisions and assessments therein,

Recording Information:December 31, 1996, in Book 3013 Page 626

Affects Parcel 49 - 204 Post Road, Anchorage, AK (File #3550674)

415.	Unpatented mining claims; reservations or exceptions in patents or in Acts authorizing the issuance thereof; water rights, claims or title to water.
416.

Right of Way Easement, including the terms and provisions thereof, granted to Chugach Electric Association, Inc., and its assigns and/or successors in interest, to construct, operate and maintain an electric transmission and/or telephone distribution line or system by instrument

Recording Information:January 27, 1954, in Book 101 Page 124

Affects:Blanket Easement

Letter of Permission to attach telephone lines and the terms and conditions thereof:

Between:Chugach Electric Association, Inc.

And:City of Anchorage

Recording Information:March 12, 1963 in Misc. Book 64 at Page 195

License for Use of Easement and the terms and conditions thereof:

Between:Chugach Electric Association, Inc.

And:Municipality of Anchorage d/b/a Anchorage Municipal Light and Power

Recording Information:June 5, 1986 in Book 1433 at Page 404

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417.	Rights of the public and/or governmental agencies in and to any portion of the above described real property lying within any roadway or public easement areas.
418.	Slope easements as dedicated and reserved on the plat of said subdivision as follows:

"There shall be reserved adjacent to the dedicated streets shown hereon a slope reservation easement sufficient to contain cut and fill slopes of 1.5 feet horizontal for each 1 foot vertical (1.5 to 1) of cut or fill for the purpose of providing and maintaining the lateral support of the constructed streets. There is reserved to the grantors, their successors and assigns, the right to use such areas at any time upon providing and maintaining other adequate lateral support, as approved by the Municipality."

419.	The effect of the notes which appear on the plat of said subdivision.
420.	Easements as dedicated and shown on the plat of said subdivision.
421.	Statement of Intent including the terms and provisions thereof:

For:Removal of gas line

Recording Information:February 27, 2001 in Book 3777 at Page 967

Executed by:Municipality of Anchorage D/B/A Municipal Light & Power

Affects Parcel 50 - 1301 South Bragaw Street, Anchorage, AK (File #3550696)

422.	Reservations or exceptions in patents or in acts authorizing the issuance thereof.

Recording Information:April 3, 1953, in Book 88 Page 73

423.	Reservation of section line easement 33 feet in width along each side of section line as provided by 43 USC 932 and reenacted by 1721 CLA 1933.
424.	Rights of the public and/or governmental agencies in and to any portion of the above described real property lying within any roadway or public easement areas.
425.

Right of Way Easement, including the terms and provisions thereof, granted to Chugach Electric Association, Inc., and its assigns and/or successors in interest, to construct, operate and maintain an electric transmission and/or telephone distribution line or system by instrument

Recording Information:February 11, 1952, in Book 67 Page 391

Affects:Blanket Easement

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426.	Easement, including terms and provisions contained therein:

Recording Information:June 1, 1966 in Misc. Book 127 at Page 41

In Favor of:City of Anchorage

For:Storm Sewer

Affects:See Instrument

427.	Easement, including terms and provisions contained therein:

Recording Information:May 21, 1974 in Misc. Book 226 at Page 698

In Favor of:City of Anchorage

For:Public Use

Affects:See Instrument

428.	Easement, including terms and provisions contained therein:

Recording Information:December 31, 1975 in Book 72 at Page 950

In Favor of:City of Anchorage

For:Public Use

Affects:See Instrument

429.	Easement, including terms and provisions contained therein:

Recording Information:July 23, 1976 in Book 118 at Page 393

In Favor of:Anchorage, a municipal corporation

For:Electric lines or system and/or telephone lines

Affects:South 10 feet of the North 60 feet

430.	Easement, including terms and provisions contained therein:

Recording Information:October 5, 1982 in Book 788 at page 845

In Favor of:Enstar Natural Gas Company

For:Natural gas pipelines

Affects:See Instrument

431.	Intragovernmental Right of Way Permit including the terms and provisions thereof:

Dated:March 14, 1988

Recording Information:March 18, 1988 in Book 1716 at Page 800

Executed by:Municipality of Anchorage and Public Works, a Municipal Department

432.	Intragovernmental Right of Way Permit including the terms and provisions thereof:

Dated:September 8, 1998

Recording Information:September 15, 1998 in Book 3324 at Page 562

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Executed by:Municipality of Anchorage, acting by and through Municipal Light and Power and Public Works Department, a Municipal agency

And Correction thereto,

Recording Information:December 14, 2005 under Serial Number 2005-089686-0

433.

All matters, including dedications, notes, restrictions and easements, if any, shown or disclosed by the State of Alaska Department of Highways Right of Way Map, Alaska Project Debarr Road, filed April 15, 1988 under Plat Number 88-14.

434.

All matters, including dedications, notes, restrictions and easements, if any, shown or disclosed by the State of Alaska, Department of Transportation and Public Facilities Right of Way Map, Alaska Project Bragraw Street Safety Improvements, 20th Avenue to DeBarr Road, filed January 14, 2006 under Plat Number 2006-2.

Affects Parcel 51 - 2970 Bering Street, Anchorage, AK (File #3550732)

435.	Reservations or exceptions in patents or in acts authorizing the issuance thereof.

Recording Information:July 1, 1944, in Book 22 Page 216

436.

Right of Way Easement, including the terms and provisions thereof, granted to Chugach Electric Association, Inc., and its assigns and/or successors in interest, to construct, operate and maintain an electric transmission and/or telephone distribution line or system by instrument

Recording Information:April 3, 1952, in Book 70 Page 124

Affects:Blanket Easement

437.

Right of Way Easement, including the terms and provisions thereof, granted to Chugach Electric Association, Inc., and its assigns and/or successors in interest, to construct, operate and maintain an electric transmission and/or telephone distribution line or system by instrument

Recording Information:June 5, 1957, in Book E2 Page 290

Affects:Blanket Easement

438.	Easement, including terms and provisions contained therein:

Recording Information:March 26, 1961, Misc. Book 45 Page 130

In Favor of:Spenard Public Utility District No. 1

For:Sewer line and appurtenances thereto

Affects:West 10 feet of former Lots 7 and 8, Block 5

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439.	Easement, including terms and provisions contained therein:

Recording Information:March 26, 1961, Misc. Book 45 Page 131

In Favor of:Spenard Public Utility District No. 1

For:Sewer line and appurtenances thereto

Affects:West 10 feet of former Lot 9, Block 5

440.

Right of Way Easement, including the terms and provisions thereof, granted to Chugach Electric Association, Inc., and its assigns and/or successors in interest, to construct, operate and maintain an electric transmission and/or telephone distribution line or system by instrument

Recording Information:May 8, 1975, in Book 17 Page 268

Affects:South 5 feet of the West 42 feet of former Lot 7, Block 5

441.	Easement, including terms and provisions contained therein:

Recording Information:May 8, 1975, Book 17 Page 269

In Favor of:City of Anchorage

For:Telephone system and electric transmission and distribution system and appurtenances thereto

Affects:South 5 feet of the West 12 feet of former Lot 7, Block 5

442.	State of Alaska Water Rights, including terms and provisions thereof,

Granted To:Henry W. Bochenek and Jean M. Bochenek

Recording Information:February 27, 1976 in Book 84 Page 231

Affects:Former Lots 7, 8 and 9, Block 5

443.	Easements as dedicated and shown on the plat of said subdivision.
444.	Slope easements as dedicated and reserved on the plat of said subdivision as follows:

"There shall be reserved adjacent to the dedicated streets shown hereon a slope reservation easement sufficient to contain cut and fill slopes of 1.5 feet horizontal for each 1 foot vertical (1.5 to 1) of cut or fill for the purpose of providing and maintaining the lateral support of the constructed streets. There is reserved to the grantors, their successors and assigns, the right to use such areas at any time upon providing and maintaining other adequate lateral support, as approved by the Municipality."

445.	The effect of the notes which appear on the plat of said subdivision.

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446.	Verification of Nonconforming Status including the terms and provisions thereof:

Dated:May 13, 2020

Recording Information:June 5, 2020 under Serial Number 2020-022929-0

Executed by:Municipality of Anchorage, Planning Department

Affects Parcel 52 - Northern Lights & Eureka, Anchorage, AK (File #3550745)

447.	Reservations or exceptions in patents or in acts authorizing the issuance thereof.
448.	Rights of the public and/or governmental agencies in and to any portion of the above described real property lying within any roadway or public easement areas.
449.

Right of Way Easement, including the terms and provisions thereof, granted to Chugach Electric Association, Inc., and its assigns and/or successors in interest, to construct, operate and maintain an electric transmission and/or telephone distribution line or system by instrument

Recording Information:March 21, 1952, in Book 69 Page 301

Affects:Blanket Easement

450.	Easement, including terms and provisions contained therein:

Recording Information:November 6, 1958 in Easement Book 4 at Page 267

In Favor of:Spenard Public Utility District No. 1

For:Sloping embankment

Affects:North 2 feet of Lot 24

451.	Easement, including terms and provisions contained therein:

Recording Information:March 27, 1962 in Misc. Book 45 at Page 173

In Favor of:Spenard Public Utility District No. 1

For:Sewer

Affects:East 10 feet of Both lots

452.	Revocable Permit of Use in favor of City of Anchorage for telephone lines and poles and appurtenances thereto including the terms and provisions thereof:

Dated:June 20, 1958

Recording Information:September 26, 1963 in Misc. Book 74 at Page 23

Executed by:The United States of America

453.	Utility Permit, including terms and provisions contained therein:

Recording Information:June 9, 1964 in Misc. Book 86 at Page 206

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In Favor of:City of Anchorage

For:Underground telephone cable

Affects:See instrument

454.	Notice of Availability of Water Service including the terms and provisions thereof:

Dated:August 10, 1977

Recording Information:August 29, 1977 in Book 223 at Page 594

Executed by:Municipality of Anchorage Water Utility

Affects:Lot 23

455.	Notice of Availability of Water Service including the terms and provisions thereof:

Dated:August 10, 1977

Recording Information:August 29, 1977 in Book 223 at Page 595

Executed by:Municipality of Anchorage Water Utility

Affects:Lot 24

456.	An easement reserved in a deed, including the terms and provisions thereof;

Recording Information:June 5, 1986, in Book 1433 at Page 406

From:Chugach Electric Association

To:Municipality of Anchorage d/b/a Anchorage Municipal Light & Power

For:Electric transmission and distribution lines and appurtenances thereto

Affects:East 10 feet of Both lots and the North 10 feet of the East 35 feet of Lot 24

Affects Parcel 53 – No street address (vacant parcel west of Oberg Road and north of Bernie Avenue, Chugiak) (File #3559897)

457.	Reservations or exceptions in patents or in acts authorizing the issuance thereof.
458.	Rights of the public and/or governmental agencies in and to any portion of the above described real property lying within any roadway or public easement areas.
459.	Easement, including terms and provisions contained therein:

Recording Information:October 1, 1962, Book 248 Page 258

In Favor of:United States of America

For:50 foot roadway and public utilities purposes

Affects:Along the North and West boundaries

460.	Easement, including terms and provisions contained therein:

Recording Information:November 30, 1983, Book 1009 Page 969

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In Favor of:Enstar Natural Gas Company, its successors and assigns

For:Right of Way

Affects:The South 10 feet of the East 10 feet

And Re-RecordedNovember 14, 1984, in Book 1187, Page 734

Affects Parcel 54 – No street address (vacant parcel northeast of James Way and Glenn Hwy, Eagle River, AK) (File #3550828)

461.	Reservations or exceptions in patents or in acts authorizing the issuance thereof.

Recording Information:October 19, 1962, Book 249 Page 297

462.	Easement for roadway and/or public utilities as reserved in Patent

Recording Information:October 19, 1962, Book 249 Page 297

Affects:South and East 50 feet

463.	Rights of the public and/or governmental agencies in and to any portion of the above described real property lying within any roadway or public easement areas.
464.	Controlled Access including the terms and provisions thereof:

Recording Information:October 26, 1967 in Book 354 at Page 233

Executed by:Alta Whaley and State of Alaska

465.	Easement, including terms and provisions contained therein:

Recording Information:October 11, 1968 in Misc. Book 166 at Page 318

In Favor of:The United States of America

For:Electric Transmission line and appurtenances thereto

Affects:See instrument

466.

All matters, including dedications, notes, restrictions and easements, if any, shown or disclosed by the U.S. Department of Energy, Alaska Power Administration, Eklutna Transmission Line filed November 15, 1996 under Plat Number 96-110.

Affects Parcel 55 – 8610 Bald Eagle Drive, Anchorage, AK (File #3550844)

467.	Reservations or exceptions in patents or in acts authorizing the issuance thereof.

Recording Information:May 11, 1965, Book 301 Page 189

Affects:All

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468.	Reservation of section line easement 33 feet in width along each side of section line as provided by 43 USC 932 and reenacted by 1721 CLA 1933.

Affects:Former Lot 8 and former Lot 2

469.	Reservation of all oil, gas and mineral rights as reserved in an instrument

Recording Information:May 11, 1965 in Book 301 Page 189

Affects:All

470.

Reservation of an easement for highway purposes as disclosed by Public Land Order No. 601, dated August 10, 1949 and amended by Public Land Order No. 757, dated October 10, 1959; Public Land Order No. 1613, dated April 7, 1958; and Department of the Interior Order No. 2665, dated October 16, 1951, Amendment No. 1, thereto, dated July 17, 1952 and Amendment No. 2, thereto, dated September 15, 1956, filed in the Federal Register.

Affects:Former Lot 8 and former Lot 2

471.	Easement, including terms and provisions contained therein:

Recording Information:November 23, 1937, Book 15 Page 182

In Favor of:United States of America

For:Public Highway

Affects:Affects former Lots 8 and 2-See instrument for exact location

472.	Memorandum of Agreement and the terms and conditions thereof:

Between:Greater Anchorage Area Borough

And:City of Anchorage

Recording Information:October 8, 1973, Misc.Book 219 Page 752

Affects:Former Lot 2

473.	Right of Way Permit, including terms and provisions contained therein:

Recording Information:May 8, 1984, Book 1092 Page 296

In Favor of:Enstar Natural Gas Company

For:Constructing and maintaining a gas system

Affects:Former Lots 8 and 9-See instrument for exact location

474.	Easement, including terms and provisions contained therein:

Recording Information:November 30, 1984, Book 1195 Page 137

In Favor of:Chugach Electric Association, Inc

For:Access Easement

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Affects:Former Lots 8 and 9-See instrument for exact location

Release of General Right of Way with Reservations of Specific Easement, thereunder, including terms and provisions thereof,

Recording Information:July 21, 2015, under Serial Number 2015-032376-0

Affects:Former Lot 8-See instrument for exact location

475.	Easement, including terms and provisions contained therein:

Recording Information:November 30, 1984, Book 1195 Page 139

In Favor of:Chugach Electric Association, Inc

For:Switchyard Facility Easement

Affects:Former Lots 8 and 9-See instrument for exact location

476.	Easement, including terms and provisions contained therein:

Recording Information:December 23, 2003, Serial Number 2003-131499-0

In Favor of:Enstar Natural Gas Company

For:Natural Gas Easement

Affects:Former Lots 8 and 9-See instrument for exact location

477.	Notice of Zoning Action including the terms and provisions thereof:

Recording Information:September 24, 2004, under Serial Number 2004-72302-0

Affects:Former Lot 9

478.	An unrecorded lease and the terms and conditions thereof, disclosed by a Memorandum of Lease

Recording Information:December 20, 2005, Serial Number 2005-091418-0.

Lessor:Municipality of Anchorage

Lessee:ACS Wireless, Inc.

Dated:October 21, 2005

Term:20 years

Affects:Former Lot 9

479.	Memorandum of Understanding and Intent including the terms and provisions thereof:

Recording Information:May 12, 2009, Serial Number 2009-031554-0

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Executed by:Cook Inlet Housing Authority, Municipality of Anchorage Fire Department and Anchorage Water and Wastewater Utility

Affects:Former Lot 9

480.	The terms and provisions contained in the document entitled "Notice of Zoning Action"

Recording Information:March 9, 2012, under Serial Number 2012-012296-0

Affects:Former Lot 8

481.	An unrecorded lease and the terms and conditions thereof, disclosed by a Memorandum of Lease

Recording Information:July 30, 2012 under Serial Number 2012-042212-0

Lessor:Municipality of Anchorage (MOA), Anchorage Water and Wastewater Utility (AWWU)

Lessee:Cellco Partnership d/b/a Verizon Wireless

Dated:June 18, 2012

Term:Five (5) years with three (3) additional five (5) year renewal period

Affects:Former Lot 9

482.	The terms and provisions contained in the document entitled "Notice of Zoning Action"

Recording Information:May 30, 2013, under Serial Number 2013-030186-0

Affects:Former Lot 8

483.	All matters, including dedications, notes, restrictions and easements shown or disclosed by Record of Survey 2013-54RS

Recording Information: August 14, 2013, under Serial Number 2013-046034-0

Affects:Former Lot 2

484.	All matters, including dedications, notes, restrictions and easements shown or disclosed by Record of Survey 2014-98RS

Recording Information: October 8, 2014, Serial Number 2014-040765-0

Affects:Former Lot 8

485.	Easement, including terms and provisions contained therein:

Recording Information:July 21, 2015, under Serial Number 2015-032373-0

In Favor of:Chugach Electric Association, Inc.

For:Access Easement

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Affects:Former Lots 8-See instrument for exact location

486.	Certificate of Conversion of a Public Owned Sanitary Sewer Main to a Privately Owned Sanitary Sewer Service including the terms and provisions thereof:

Recording Information:November 10, 2016, under Serial Number 2016-047862-0

Executed by:Anchorage Water and Wastewater Utility (AWWU), Municipality of Anchorage (MOA) and Municipal Light and Power (ML&P), Municipality of Anchorage (MOA)

Affects:Former Lot 2

487.	Intragovernmental Use Permit for Access including the terms and provisions thereof:

Recording Information:February 20, 2020, under Serial Number 2020-06356-0

Executed by:Municipality of Anchorage (Permitter) and Anchorage Water and Wastewater Utility, a municipal corporation (Permittee)

Affects:Former Lot 2

488.	Intragovernmental Use Permit for Access including the terms and provisions thereof:

Recording Information:February 20, 2020 under Serial Number 2020-006357-0

Executed by:Municipality of Anchorage (Permitter) and Anchorage Water and Wastewater Utility, a municipal corporation (Permittee)

Affects:Former Lot 8

489.	Easements as dedicated and shown on the plat of said subdivision.
490.	The effect of the notes which appear on the plat of said subdivision.
491.	Slope easements as dedicated and reserved on the plat of said subdivision as follows:

"There shall be reserved adjacent to the dedicated streets shown hereon a slope reservation easement sufficient to contain cut and fill slopes of 1.5 feet horizontal for each 1 foot vertical (1.5 to 1) of cut or fill for the purpose of providing and maintaining the lateral support of the constructed streets. There is reserved to the grantors, their successors and assigns, the right to use such areas at any time upon providing and maintaining other adequate lateral support, as approved by the Municipality."

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